INVESTOR PRESENTATION
MARCH 2017

Exhibit 99.1



Residences at Bella Terra | Orange County, CA



3033 Wilshire | Los Angeles, CA

UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in U.S. markets.

- S&P 500 Company
- ~$15.2 Billion Enterprise Value
- 2017 Annualized Declared Dividend of $1.24; ~3.4% as of February 28, 2017.

UDR

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



Fiori on Vitruvian Park | Addison, TX

UDR AT A GLANCE

UDR is a multifaceted apartment REIT that owns, operates, develops and redevelops a diversified portfolio of apartment homes across various major U.S. markets.

UDR AT A GLANCE(1)

- Established in **1972**
- **20** Markets
- **165** Communities
- **49,907** Homes
- Same-Store Revenue per Occupied Home: **$1,981**
- Total Portfolio Revenue per Occupied Home (inclusive of JVs): **$2,090**
- **$15.2** Billion Enterprise Value(2)
- **S&P 500** Company
- **Investment Grade** Rated
- **$1.1** Billion Development Pipeline (7% of Enterprise Value, 29% of Dev. is in Lease-Up)
- **177** Consecutive Quarters Paying a Dividend
- **3.4%** Dividend Yield(2)
- Avg. Age of Communities: **16** years
- # of UDR Associates: ~**1,600**

UDR'S MARKET COMPOSITION(1)



> 5.0% of Total Portfolio NOI
2.5%-5.0% Total NOI
< 2.5% Total NOI
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Inland Empire
O.C.
San Diego
Denver
Dallas
Austin
Nashville
Orlando
Tampa
Boston
New York
Philadelphia
Baltimore
Metro Washington, D.C.
Richmond
Northeast
% of SS NOI: 18%
% of Total NOI: 19%
Development: $367M
Mid-Atlantic
% of SS NOI: 19%
% of Total NOI: 23%
West Coast:
% of SS NOI: 44%
% of Total NOI: 41%
Development: $734M
Southwest:
% of SS NOI: 5%
% of Total NOI: 6%
Development: $30M
Southeast:
% of SS NOI: 15%
% of Total NOI: 11%

(1) As of December 31, 2016. Development includes wholly-owned homes and MetLife joint ventures at UDR's pro-rata ownership interest.
(2) As of February 28, 2017.
Source: Company documents.

WHY INVEST IN UDR?

Our overall strategic direction is driven by the interplay between our operating, portfolio diversification, capital allocation and balance sheet strategies. These strategies make **UDR a full-cycle investment**, drive **high-quality, predictable Adjusted Funds From Operations ("AFFO"), dividend and net asset value ("NAV") per share growth**, and should result in **above-average, long-term total shareholder return ("TSR")**.

OPERATING EXCELLENCE

- Maximize revenue growth and consistently enhance operating margins via revenue-generating/expense-reducing initiatives that drive NOI growth.

PORTFOLIO DIVERSIFICATION

- Maintain a diversified portfolio to reduce market-concentration risk and appeal to a wide renter and investor audience.


Operating Excellence
Portfolio Diversification
AFFO/sh Growth
NAV/sh Growth
Total Shareholder Return
Dividend/sh Growth
Balance Sheet Strength
Accretive Capital Allocation

BALANCE SHEET STRENGTH

- Maintain a safe and liquid balance sheet that can fully fund our internal and external needs throughout the real estate cycle.

ACCRETIVE CAPITAL ALLOCATION

- Invest in accretive internal and external opportunities that better position our portfolio to maximize long-term returns.

UDR IS A FULL-CYCLE INVESTMENT

Operating Excellence + Diversified Portfolio = Better Risk-Adjusted Growth

Full-cycle investments generate better-than-average risk-adjusted growth versus peers over multi-cycle periods. Our best-in-class operating platform has driven our long-term, same-store growth alpha.

SS Revenue Growth (indexed at 100 in 2000)[1]


UDR
Apt. REIT Peer Avg.
164
157
Average annual compounded SS revenue growth 25 bps above our peer group.
170
160
150
140
130
120
110
100
90
2000
2004
2008
2012
2016

SS NOI Growth (indexed at 100 in 2000)[1]


UDR
Apt. REIT Peer Avg.
170
154
Average annual compounded SS NOI growth 60 bps above our peer group.
170
160
150
140
130
120
110
100
90
2000
2004
2008
2012
2016

…While our highly diversified portfolio has contributed to our lower long-term, same-store growth volatility.

SS Revenue Growth Over Multiple Cycles[1]


UDR
Apt. REIT Peer Avg.
8%
6%
4%
2%
0%
(2)%
(4)%
(6)%
Coeffic. of Variation:
UDR: 0.88
Peer Avg.: 1.17
2000
2004
2008
2012
2016

SS NOI Growth Over Multiple Cycles[1]


UDR
Apt. REIT Peer Avg.
10%
5%
0%
(5)%
(10)%
Coeffic. of Variation:
UDR: 1.14
Peer Avg.: 1.65
2000
2004
2008
2012
2016

(1) Peer average includes AIV, AVB, CPT, EQR, ESS and MAA.
Source: Company/Peer REIT documents and forecasts and SNL.

UDR'S PERFORMANCE OVER TIME

We have executed well on all aspects of our business since our initial Strategic Outlook was published in February 2013. This has translated into strong AFFO, dividend and NAV per share growth over time.


UDR Per Share Growth (indexed at 100 at YE 2012)(1)
AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
7.6% AFFO/sh CAGR
7.1% Dividend/sh growth CAGR
9.4% NAV/sh CAGR
150
140
130
120
110
100
90
144
143
141
2012
2013
2014
2015
2016
2017E

And has led to robust total shareholder return[2].


(Indexed at 100 in February 2013)
UDR
NAREIT Equity Index
S&P 500
14.5% UDR TSR CAGR
11.3% S&P 500 Index TSR CAGR
9.7% NAREIT Equity Index TSR CAGR
190
170
150
130
110
90
176
156
147
2012
2013
2014
2015
2016

(1) 2017 AFFO/sh estimate represents mid-point of UDR's guidance.
(2) Data as of February 28, 2017.
Source: Company documents and forecasts, Green Street Advisors and NAREIT.

OPERATING EXCELLENCE

Our long-term, same-store growth alpha is primarily driven by our robust operating platform. Its strength is founded on accurate forecasting, efficient execution and continuous innovation.

% of Quarters Since 4Q 2007 Where Guidance Was Raised or Maintained(1)


UDR and our peers raise full-year SS guidance expectations at similar rates over time.
But, we maintain our full-year SS guidance expectations at significantly higher rates.
55%
50%
45%
40%
35%
30%
36%
34%
42%
41%
53%
43%
50%
42%
FY SS Revenue
FY SS NOI
FY SS Revenue
FY SS NOI
UDR
Apt. REIT Peer Avg.

"Winning" individual markets showcases an enterprise's ability to execute and its overall operating acumen as it is agnostic to portfolio-level geographic concentration and price point exposure. We "win" more than our fair share of markets.

% of UDR's Markets Where UDR Produced the Highest SS Revenue Growth(2)


60%
50%
40%
30%
20%
10%
0%
49%
44%
34%
29%
31%
40%
32%
21%
36%
14%
18%
12%
23%
20%
15%
20%
20%
22%
2008
2009
2010
2011
2012
2013
2014
2015
2016
UDR
Apt. REIT Peer Avg.

(1) Based on full-year SS guidance updates provided on a quarterly basis from 4Q 2007 to 4Q 2016. Peer average includes AIV, AVB, CPT, EQR, ESS and MAA.
(2) Winning a market is defined as ranking first among MF peers in year-over-year same-store revenue growth in a quarter.
Source: Company and Peer REIT documents and SNL.

OPERATING EXCELLENCE

Market revenue and expense growth serve as governors on how quickly we can grow. Beating market growth demands continuous innovation in the form of implementing revenue-enhancing or expense-constraining operating initiatives throughout our platform. For ideas we listen to customers/associates and utilize best practices from a variety of industries.

A SAMPLING OF SUCCESSFUL OPERATING INITIATIVES

Initiative	Date Implemented	Rev. Generating / Exp. Reducing	Cumulative Achievement to-Date	Further Improvement?
Reduce Avg. Days Vacant	2012	Expense	6 day reduction since '12, ~$6.6M in additional NOI	Yes
R&M Efficiencies	2012	Expense	R&M costs 10% lower than trend since YE '12, ~$3.2M in additional NOI	Yes
Package Lockers	2015	Revenue / Expense	Resident amenity and reduced site-level hours worked, ~$400K in additional NOI	Yes
Parking	2016	Revenue	~$1.3M in additional NOI	Yes

Continuous innovation, coupled with an improving portfolio, have contributed to significant margin expansion over time and enhanced our status as a best-in-class operator.

Historical UDR Operating Margin



72%
71%
70%
69%
68%
67%
66%
65%
71.4%
68.9%
66.2%
Current operating margin is 250 bps higher than prior peak, due to an improved portfolio and operating initiatives.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source: Company documents.

PORTFOLIO DIVERSIFICATION

Our diversified portfolio is a differentiating factor versus peers, appeals to a wide renter and investor audience, lessens market-concentration risk and reduces volatility in our long-term, same-store growth. Diversification is a key component of being a full-cycle investment.

% of SS Revenue in Five Largest Markets(1)


ESS
94%
EQR
85%
AVB
69%
More
66%
Peer Avg.
65%
UDR
58%
AIV
57%
CPT
54%
MAA
38%
More Diversification
30%
55%
80%
105%

Portfolio-Wide Rental Rate Differential (1,2)


AIV
73%
UDR
68%
EQR
50%
Peer Avg.
45%
ESS
44%
MORE
43%
AVB
39%
CPT
33%
MAA
31%
More Diversification
15%
35%
55%
75%
95%

UDR's Diversified Portfolio (1)

Markets: 20	**Communities:** 165	**Total Homes:** 49,907	**SS Homes:** 32,265
SS Rev. per Occupied Home: $1,981		**Total Rev. per Occupied Home:** $2,090	
A/B and Urban/Suburban Mix: ~50%/50%			

UDR'S FIVE LARGEST SS MARKETS(1)

MARKET	% OF SS REV	# OF SS HOMES	SS REV. / OCCUP. HOME	A / B QUALITY(3)	URBAN / SUBURBAN
Washington, D.C.	14%	4,824	$1,977	40%/60%	45%/55%
Orange County	13%	3,367	$2,276	45%/55%	20%/80%
New York City	13%	1,945	$4,236	40%/60%	100%/0%
SF Bay Area	12%	2,230	$3,301	65%/35%	70%/30%
Seattle	7%	2,014	$2,048	85%/15%	45%/55%

(1) Data as of December 31, 2016.
(2) Price point differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company and Peer REIT documents and AxioMetrics.

ACCRETIVE CAPITAL ALLOCATION

We create value for our shareholders in a variety of ways through accretive capital allocation. Below is a sampling of recent, innovative capital uses.

ACQUISITIONS

Home Properties Portfolio

Completed:	Oct. 2015	**Location:**	Washington, D.C.
Homes:	3,246	**Size ($M):**	$901

** Purchased 6 high-quality assets in a bottoming market with accretive equity priced at a premium to NAV, resulting in FFO accretion and deleveraging.



1200 East West | Washington, D.C.

PREFERRED EQUITY

West Coast Development Joint Venture

Entered:	May 2015	**Location:**	Seattle & California
Homes:	1,533	**Size ($M):**	$559

** Invested in 5 differentiated, under-construction communities in major West Coast markets. Receive 6.5% preferred return on our investment and fixed price purchase options. Recently purchased one of the assets, CityLine, at a 5.3% AFFO cap rate.


8TH + REPUBLICAN

8th and Republican | Seattle

PARTICIPATING LOANS

Steele Creek

Entered:	Dec. 2013	**Location:**	Denver
Homes:	218	**Size ($M):**	$94

** Provided construction financing for a well-located, high-end community in the Cherry Creek area of Denver. Receive 6.5% return on our loan and 50% of the upside versus construction cost upon sale.



Steele Creek | Denver

Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

We utilize development to augment our organic operating growth and to refresh our portfolio. It has been our primary external growth tool since emerging from the Great Recession.

UNDERWAY DEVELOPMENT PIPELINE (AS OF 12/31/2016)[1]

Size: $1.1B **# of Homes:** 2,807 **% of Enterprise:** 7%


San Francisco
• 1 underway asset, $50M
• 1 completed asset, $163M
• 1 land parcel
Los Angeles
• 1 underway assets, $63M
• 1 completed asset, $54M
Orange County
• 2 underway assets, $405M
Dallas
• 1 underway asset, $30M
• 2 land parcels, 2 entitled
Boston
• 1 underway asset, $367M
• 1 land parcel, 1 entitled

LEASE-UP PROGRESS – CONTINUING TO PERFORM WELL

- In general, lease-up velocities are in-line with or ahead of original underwritten forecasts with gross rents ahead of expectations.

PROJECT	MARKET	# OF HOMES	SIZE AT 100% ($M)	QTR OF INIT. OCCUPANCY	% LEASED AS OF 2/28/17
DEVELOPMENT					
399 Fremont	San Francisco, CA	447	$319	1Q 2016	92.8%
3033 Wilshire	Los Angeles, CA	190	$108	4Q 2016	40.5%
Residences on Jamboree	Irvine, CA	381	$125	4Q 2016	47.5%
Verve Mountain View	Mountain View, CA	155	$99	1Q 2017	20.7%
The Residences at Pacific City	Huntington Beach, CA	516	$342	2Q 2017	10.5%
WEST COAST DEVELOPMENT JV					
Katella Grand I	Orange County	399	$138	4Q 2015	97.0%
8th & Republican	Seattle, WA	211	$97	2Q 2016	97.2%
OLIVE DTLA	Los Angeles, CA	293	$129	4Q 2016	33.1%

(1) Excludes preferred equity investments and participating loans. Size data is presented at UDR's pro-rata share.
Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

Over the past five years, our developments have generated over $580 million of cumulative NAV and 1-2% of incremental annual AFFO per share on $1.3 billion of total investment.

Estimated Stabilized NAV per Share Creation


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.05
$0.53
$0.78
$0.43
$0.36
$2.15

	2012	2013	2014	2015	2016	Total
Completions	1	4	5	1	2	**13**
Total Cost ($M)	$41	$361	$476	$226	$217	**$1,321**
Est. NAV Creation ($M)	$12/30%	$139/38%	$206/43%	$120/53%	$106/49%	**$583/44%**

The expected NAV and AFFO creation from our $913 million under-construction pipeline looks similarly robust.

Forecast Stabilized NAV Creation ($M)


$400
$300
$200
$100
$0
$400
2017E-2019E Completions

Forecast Stabilized AFFO Creation ($M)


$20
$16
$12
$8
$4
$0
$19
2017E-2019E Completions

	COMPLETIONS	TOTAL COST ($M)	FUNDED THROUGH 4Q16 ($M)	EST. NAV CREATION ($M)
2017E-2019E	6	$913	$470	$400/40%-45%

Source: Company documents and forecasts.

BALANCE SHEET STRENGTH

Our balance sheet is safe, liquid and flexible, allowing our credit metrics to fluctuate with the real estate cycle. We are comfortable with our metrics and the efficient pricing they provide.

YE 2016 UDR BALANCE SHEET STATS		
Debt-to-Gross Asset Value	**32.1%**	Safely investment grade
Net Debt-to-EBITDA	**5.1x**	Safely investment grade
Fixed Charge Coverage	**4.8x**	Safely investment grade
% of NOI Unencumbered	77.3%	
Avg. Debt Duration (Yrs)	5.3	Well laddered maturity schedule
% of Debt Maturing in Next 3 Yrs.	26.4%	Well laddered maturity schedule
S&P Unsecured Rating	BBB+	Translates into efficient pricing
Moody's Unsecured Rating	Baa1	Translates into efficient pricing

Flexibility emanates from our access to a wide variety of capital sources through which we can fund our business and growth opportunities.

UDR'S CAPITAL SOURCES


Priced
Not Attractively
Attractively
Source in Size
Yes
No
Asset Dispositions
Unsecured Debt
Secured Debt
Common Equity
JV Capital
Line of Credit
Preferred Equity
Commercial Paper

UDR'S CAPITAL USES


Return
Low
High
Investment Opportunity
Large
Small
Development
Acquisitions
Preferred Equity
Joint Venture
Redevelopment
Land Acquisition
Revenue Enhancing Cap Ex

Source: Company documents.

COMPONENTS OF LT AFFO/SH GROWTH

When we consider UDR's long-term earnings growth potential, we target AFFO per share growth ~450 basis points above the national apartment rent index. This target is driven by our historical operating performance, our diversified portfolio, our capital structure and our accretive external growth, but can be impacted positively or negatively by a variety of factors.

Primary factors that can drive growth outside of our LT targeted range:

- Better/worse SS growth
- More/less development/redevelopment coming on-line
- Below-the-line items
- Capital sourcing decisions and/or cost of financing


Nat. Avg. +700bps
2.0%
0.8%
0.2%
1.4%
Nat. Avg. +200bps
National Avg. Growth
LT UDR Outperformance vs. National Avg.
LT NOI Spread to Revenue
Leverage Effect
LT Dev./Redev Contribution
LT Targeted Range
Operations + Diversified Portfolio
Capital Structure
External Growth

When supported by prudent disclosure, the combination of these attributes should result in strong AFFO, NAV and dividend per share growth as well as above-average, relative total shareholder return over time.

Source: Company documents and forecasts.

OPERATING TRENDS UPDATE[1]

SEE PAGE 16 FOR MARKET-LEVEL COMMENTARY ON THE BELOW DATA

	% Total NOI	% SS NOI	Effective YOY Blended Rate Growth		Effective YOY New Lease Rate Growth		Effective YOY Renewal Lease Rate Growth		Annualized SS Turnover as of February 28th	
Market	**4Q16**	**4Q16**	**SS QTD 1Q17[1]**	**SS QTD 1Q16[1]**	**SS QTD 1Q17[1]**	**SS QTD 1Q16[1]**	**SS QTD 1Q17[1]**	**SS QTD 1Q16[1]**	**YTD 2017**	**YTD 2016**
Washington, D.C.	19.3%	14.4%	2.0%	2.9%	(0.7)%	1.6%	4.6%	4.2%	34.1%	36.8%
Orange County	12.0%	12.8%	3.2%	5.2%	1.7%	4.3%	5.1%	6.3%	43.4%	42.1%
San Francisco Bay Area	11.8%	12.1%	0.5%	6.5%	(2.3)%	5.1%	3.5%	8.0%	40.0%	45.9%
New York	11.6%	12.7%	2.3%	5.5%	(0.0)%	4.1%	3.6%	6.2%	19.7%	17.5%
Seattle	7.1%	6.6%	2.8%	6.6%	(0.4)%	4.3%	6.2%	8.6%	43.2%	42.6%
Boston	6.9%	4.8%	1.8%	5.3%	(1.6)%	1.0%	6.1%	8.6%	31.0%	29.5%
Los Angeles	4.1%	5.1%	2.9%	5.9%	1.5%	4.7%	4.1%	7.6%	39.7%	48.2%
Dallas	3.8%	3.3%	4.9%	5.6%	4.1%	5.1%	5.6%	6.1%	40.6%	46.5%
Orlando	3.3%	4.6%	3.2%	7.5%	0.1%	5.6%	6.6%	9.2%	42.8%	40.9%
Nashville	3.2%	4.5%	3.3%	7.1%	1.5%	7.0%	4.9%	7.2%	42.5%	45.8%
Tampa	3.1%	4.3%	2.3%	7.7%	(0.8)%	7.5%	5.8%	7.9%	47.6%	44.7%
Monterey Peninsula	2.9%	4.0%	4.6%	9.3%	1.5%	7.7%	8.6%	12.1%	37.3%	51.3%
Total / SS Wtd. Avg.		**100.0%**	**2.2%**	**5.1%**	**(0.4)%**	**3.5%**	**4.9%**	**6.8%**	**38.5%**	**40.9%**
Coastal[2]		78.0%	2.1%	4.9%	(0.4)%	3.3%	4.8%	6.7%		
Sunbelt[2]		22.0%	2.6%	5.6%	(0.3)%	4.2%	5.3%	7.0%		
A-Quality[3]		50.0%	1.7%	4.2%	(0.9)%	2.4%	4.3%	6.1%		
B-Quality[3]		50.0%	2.8%	6.0%	0.1%	4.5%	5.5%	7.5%		
Urban		50.0%	1.5%	4.8%	(0.9)%	3.3%	3.9%	6.2%		
Suburban		50.0%	2.7%	5.3%	(0.1)%	3.6%	5.6%	7.1%		

Note: Blended lease rate growth **does not equal** revenue growth. Intra-quarter, YOY new and renewal lease rate growth updates can lead to inaccurate conclusions regarding a market's ability to perform due to small leasing sample sizes and a lack of transparency into market-level fee income growth and occupancy changes. **In the 1st two months of 2017 we repriced 12% of our SS homes.**

(1) January 1, 2017 through February 28, 2017. Includes markets > 3% of SS NOI.
(2) Coastal Markets: Seattle, Portland, SF Bay Area, Monterey Peninsula, Los Angeles, Orange County, Other SoCal, Boston, New York, Metro Washington, D.C. and Baltimore. Sunbelt Markets: Dallas, Austin, Nashville, Richmond, Orlando, Tampa and Other FL.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company documents.

OTHER OPERATING UPDATES

Below is a property clock that outlines where we believe growth is trending in our major-market, same-store portfolios at this point in the real estate cycle. **Note that markets can move clockwise and counter clockwise.**


Seattle
Nashville
Tampa
Boston / Dallas
Orlando
Orange County
Washington, D.C.
Los Angeles
Peaking Market
Decelerating Market
Accelerating Market
Bottoming Market
New York, NY
San Francisco Bay Area
UDR

MAJOR MARKET LEASING COMMENTARY

- New lease rate growth in our **same-store portfolio** continues to be impacted by our occupancy push. Occupancy in the first two months of 2017 averaged 96.7% versus 96.3% in the prior year period. QTD blended lease rate growth is similar to 4Q16 results.
- **Washington, D.C.** QTD new lease rate growth is a bit light, but strong QTD renewal rate growth is making up for it.
- **San Francisco Bay Area** and **New York** have stabilized somewhat since 4Q16 with significantly improved QTD new lease rate growth and no degradation in QTD renewal rate growth.
- **Seattle's** QTD new lease rate growth is weaker than expected, but is beginning to strengthen. QTD occupancy is 30 bps higher YOY.
- **Los Angeles** is steadily gaining pricing power as we enter the start of peak leasing and put 2016's supply pressures further in the rearview mirror.
- **Florida** and **Nashville** continue to generate solid QTD blended lease rate growth, but are beginning to feel some pressure from new supply.

Source: Company documents.

2017 MARKET REV. GROWTH EXPECTATIONS


West Coast:
% of SS NOI: 44%
% of Total NOI: 41%
UDR Same-Store Market-Level
Revenue Growth Expectations(1)
Northeast
% of SS NOI: 18%
% of Total NOI: 19%
Seattle
Portland
Boston
New York
San Francisco
Metro Washington, D.C.
Baltimore
Monterey Peninsula
Richmond
Los Angeles
Nashville
Mid-Atlantic
% of SS NOI: 19%
% of Total NOI: 23%
O.C.
Other Southern CA
Dallas
Orlando
Austin
Tampa
> 4.0% Revenue Growth
3.0% to 4.0% Revenue Growth
< 3.0% Revenue Growth
Southwest:
% of SS NOI: 5%
% of Total NOI: 6%
Southeast:
% of SS NOI: 15%
% of Total NOI: 11%

Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI	Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI	Market	% of 4Q16 Total NOI	% of 4Q16 SS NOI
Metro Wash., D.C.	19.3%	14.4%	Los Angeles	4.1%	5.1%	Other Southern CA	2.4%	2.2%
O.C.	12.0%	12.8%	Dallas	3.8%	3.3%	Austin	2.0%	1.6%
SF Bay Area	11.8%	12.1%	Orlando	3.3%	4.6%	Richmond	1.9%	2.7%
New York	11.6%	12.7%	Nashville	3.2%	4.5%	Baltimore	1.8%	1.9%
Seattle	7.1%	6.6%	Tampa	3.1%	4.3%	Portland	0.8%	1.1%
Boston	6.9%	4.8%	Monterey Peninsula	2.9%	4.0%	**TOTAL**	**98.0%**	**98.7%**

(1) Revenue growth based on UDR's current 2017 market-level forecast.
Source: Company documents.

2017 GUIDANCE[1]


Barton Creek Landing | Austin, TX

EARNINGS PER SHARE GUIDANCE	1Q 2017E	FULL-YEAR 2017E
FFO per common share and unit	$0.44 to $0.46	$1.83 to $1.87
FFO as Adjusted per common share and unit	$0.44 to $0.46	$1.83 to $1.87
AFFO per common share and unit	$0.42 to $0.44	$1.68 to $1.72
Annualized Dividend per common share and unit		$1.24

SAME-STORE GUIDANCE		FULL-YEAR 2017E
Revenue growth		3.00% to 4.00%
Expense growth		2.50% to 3.50%
NOI growth		3.25% to 4.25%
Physical occupancy		96.7%

SOURCES OF FUNDS ($M)		FULL-YEAR 2017E
Sales proceeds and debt and equity issuances		$300 to $500
Construction loan proceeds		$50 to $75
AFFO in excess of dividends		$136 to $148
USES OF FUNDS ($M)		**FULL-YEAR 2017E**
Debt maturities		$(51)
Development, redevelopment and land acquisition		$(350) to $(450)
Acquisitions		$(66) to $(200)
Revenue enhancing capex and K&Bs		$(40) to $(50)

(1) As of December 31, 2016.
Source: Company documents.

APPENDIX: APARTMENT DEMOGRAPHICS AND FUNDAMENTALS



Acoma | Denver, CO

Positive demographic trends in the largest (Millennials) and second largest (Baby Boomers) population age cohorts signal continued sustainable and elevated demand for rental housing.


U.S. Population by Age Cohort (M)
Non-Foreign Born
Foreign Born
The Pig in the Python: Younger age cohorts are sizeable and will continue to grow via immigration. Strong LT trend for renter growth.
24
22
20
18
16
14
12
10
Millennials: Primary renter cohort.
Baby Boomers: Increasingly renting and moving urban.
Years Old: 5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64

In addition to robust population growth trends, propensity to rent has increased meaningfully across all age cohorts since the single-family housing downturn in the mid-2000s.


Propensity to Rent by Age Cohort
2016 (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
78.1%
69.1%
1,199
1,130
998
952
665
719
625
753
1,089
384
54.6%
44.7%
38.0%
33.3%
28.4%
26.0%
23.9%
34.0%
Millennials were hit hard.
80%
70%
60%
50%
40%
30%
20%
10%
1,400
1,200
1,000
800
600
400
200
0
Years Old: < 25
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
Weighted Avg.

Source: U.S. Census Bureau.

The combination of strong population growth in primary renter age cohorts, rising propensity to rent across all age cohorts and a variety of other factors has resulted in renter household formation outpacing owner formation since the mid-2000s.


Household Growth by Type (000s)
YOY Owner HH Formation
YOY Renter HH Formation
2,000
1,500
1,000
500
0
(500)
(1,000)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E

Renter demographic demand drivers look resilient in the years ahead. Changes in lifestyle preferences are long-cycle and amplified when factors limiting homeownership, such as rising student debt balances, are added to the equation. Unbundling Millennial households should also help.



Peak home-buying age ↑ to 33 from 29 in the 1970s.



Avg. age of marriage ↑ to 28 from 26 in 2002.


JOB
JOB

Millennials are transient. Avg. job tenure is 3.2 years.


Total Student Debt Outstanding (rt. axis)
% of 18-34 Y.O. Living with Parents (lt. axis)
LT Avg. 18-34 Y.O. Living with Parents (lt. axis)
Returning to the LT average of 28% equates to 1.8 million additional households.
LT Avg.: 28%
27%
32%
$0.2
$1.1
33%
32%
31%
30%
29%
28%
27%
26%
25%
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2005
2007
2009
2011
2013
2015

Source: U.S. Census Bureau, Green Street Advisors, New York Federal Reserve and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Demographic drivers have and will continue to provide a beneficial tailwind to apartments. But, employment growth typically drives near-term demand. The overall employment outlook remains solid.


Employment Growth
Total Employment Growth
Millennial Employment Growth
3%
2%
1%
0%
(1)%
(2)%
(3)%
(4)%
(5)%
(6)%
2.3%
• Total employment growth is expected to remain robust through at least 2018.
• Millennial job growth continues to improve.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E

The quality of jobs being created is as important to apartment demand as the absolute number of formations. Higher quality, higher paying job creation remains strong and has served as the backbone of the employment recovery following the Great Recession.


Job Creation by Quality (000s)(1)
High-Quality (lt. axis)
Low-Quality (lt. axis)
% of High-Quality Jobs in UDR Markets (rt. axis)
4,000
2,000
0
(2,000)
(4,000)
(6,000)
28.5%
28.0%
27.5%
27.0%
26.5%
Lower quality jobs faired far worse during the Great Recession.
Higher quality jobs continue to drive demand for apartments.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

(1) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government.

Source: U.S. Census Bureau, AxioMetrics, Moody's and Bureau of Labor Statistics.

NEAR-TERM RENTAL DRIVERS

Employment growth in UDR's same-store portfolio is expected to decelerate slightly from 2.1% in 2016 to 1.8% in 2017. Market-level forecasts are more varied, but still point to generally solid employment growth moving forward.

UDR'S MARKET-LEVEL EMPLOYMENT OVERVIEW(1)

MARKET	% OF 4Q16 SS NOI	2017E JOB GROWTH	VS. 2016 JOB GROWTH	2016 VS. 2015 JOB QUALITY(2)
Washington, D.C.	14.4%	1.9%	↔	↔
Orange County	12.8%	1.7%	↔	↔
New York	12.7%	1.1%	↔	↓
SF Bay Area	12.1%	1.9%	↓	↓
Seattle	6.6%	2.1%	↓	↔
Los Angeles	5.1%	1.5%	↔	↓
Boston	4.8%	1.4%	↔	↑
Orlando	4.6%	3.2%	↓	↔
Nashville	4.5%	1.8%	↔	↓
Tampa	4.3%	2.1%	↔	↓
Monterey Peninsula	4.0%	1.6%	↑	↔
Dallas	3.3%	2.7%	↓	↔
SS Total	**100.0%**	**1.8%**	↔	↔/↓

Job Growth Legend: ↑ = >50 bps Above 2016 ↔ = Within 50 bps of 2016 ↓ = <50 bps Below 2016

Job Quality Legend: ↑ = Better than 2016 ↔ = In-Line with 2016 ↓ = Worse than 2016

(1) As of December 31, 2016.
(2) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government.

Source: Bureau of Labor Statistics, AxioMetrics and Moody's..

NEAR TERM RENTAL DRIVERS

Working to counteract the strong employment environment is elevated new apartment supply. 2015 through 2018E deliveries have been, or are forecasted to be, at or above long-term trend. Deflating deliveries by household growth makes for more useful new supply comparisons over time.

U.S. Multifamily Real Completions (000s)


After severely underbuilding apartments from 2009-2014, 2016 and 2017 real supply growth looks elevated versus the LT avg. After 2017, supply growth is expected to moderate back toward LT trend as construction lending tightens.
LT Real Avg.: 335
500
450
400
350
300
250
200
150
100
1997
2000
2003
2006
2009
2012
2015
2018E

UDR will be exposed to a small subset of expected 2017 national apartment deliveries.

2017E New Apartment Supply Overview

National: 368K homes

↓

UDR's Markets: 175K homes/ 47% of National

↓

UDR's Submarkets: 48K / 13% of National

UDR's Top-7 Markets (~70% of SS NOI)[1]: 92K homes / 25% of National

↓

UDR's Submarkets within Top-7 Markets: 26K homes/ 7% of National

↓

Within 1 Mile of a UDR Property in Top-7 Markets: 14K / 4% of National

(1) Top-7 markets include Washington, D.C., New York, San Francisco Bay Area, Orange County, Seattle, Los Angeles and Boston. Source: U.S. Census Bureau and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Year-over-year forecast apartment supply growth in UDR's same-store submarkets varies widely by MSA. On a total same-store basis, the majority of competing supply should be delivered in the first half of 2017.

2017 UDR SAME-STORE SUBMARKET APARTMENT DELIVERY EXPECTATIONS

	TOTAL DELIVERIES	1H17 VS. 1H16	2H17 VS. 2H16	% OF DELIVERIES IN 1H17
Total UDR SS Submarkets	48,407	↑	↔	53%

**** Color of market name** indicates whether 2017 UDR submarket supply is forecast to grow in excess of market supply on a YOY basis: **Green** = Lower Growth in UDR Submarkets, **Black** = Similar Growth, **Red** = Higher Growth



Seattle
2017E Submarket Deliveries: 2,768
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 77%

New York
2017E Submarket Deliveries: 4,699
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 51%

Boston
2017E Submarket Deliveries: 3,051
1H17 vs. 1H16: ↔
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 44%

San Francisco Bay Area
2017E Submarket Deliveries: 4,470
1H17 vs. 1H16: ↔
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 57%

Metro Washington, D.C.
2017E Submarket Deliveries: 7,592
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 43%

Los Angeles
2017E Submarket Deliveries: 842
1H17 vs. 1H16: ↓
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 17%

Orange County
2017E Submarket Deliveries: 2,809
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 46%

Dallas
2017E Submarket Deliveries: 7,239
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 65%

Florida and Nashville
2017E Submarket Deliveries: 9,625
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 55%

Legend: ↓ = YOY Decline > 5% ↔ = YOY Change within 5% ↑ = YOY Increase > 5%

Source: Company documents and AxioMetrics.

Forward Looking Statements

Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR's investor relations website at http://ir.udr.com/ under the News and Presentations heading.



UDR Definitions and Reconciliations

March 2017



View 34
New York, NY

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock prices. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

EBITDA: Earnings before interest, taxes, depreciation and amortization. For real estate companies, this measure is sometimes referred to as net operating income (NOI). A reconciliation from net income attributable to UDR, Inc. to EBITDA is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an “equity interest” in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax, divided by total interest plus preferred dividends.

Management considers Fixed Charge Coverage Ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Fixed Charge Coverage Ratio is provided on page A-10 of this presentation.

Funds From Operations as Adjusted (“FFO as Adjusted”) attributable to common stockholders and unitholders: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations (“FFO”) attributable to common stockholders and unitholders: The Company defines FFO as net income attributable to common stockholders and unitholders, excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Source: Company documents, NAREIT and Green Street Advisors.

Activities of our taxable REIT subsidiary (TRS), include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax, divided by total interest.

Management considers Interest Coverage Ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Interest Coverage Ratio is provided on page A-10 of this presentation.

Internal Rate of Return (IRR): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's Weighted Average Ownership Interest

In thousands	4Q 2016	YTD 2016
Income/(loss) from unconsolidated entities	$ 35,945	$ 52,234
Management fee	1,138	4,711
Interest expense	8,596	33,233
Depreciation	13,055	47,832
General and administrative	124	536
West Coast Development JV	(1,869)	(8,412)
Steele Creek	(1,567)	(6,213)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	(168)	(4,059)
NOI related to sold properties	(80)	(4,496)
Gain on sales	(36,385)	(46,832)
Total Joint Venture NOI at UDR's Ownership Interest	$ 18,789	$ 68,534

JV Return on Equity ("JV ROE"): The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

JV Return on Invested Capital ("JV ROIC"): The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Leverage Ratio or Debt-to-Asset Value: The amount of debt in relation to either equity capital or total capital.

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Debt-to-EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain/(loss) on the sale of real estate owned, and TRS income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on page A-10 of this presentation.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	4Q 2016	3Q 2016	2Q 2016	1Q 2016	4Q 2015
Net income/(loss) attributable to UDR, Inc.	$ 237,617	$ 26,956	$ 17,946	$ 10,393	$ 162,200
Property management	6,603	6,607	6,494	6,379	6,445
Other operating expenses	2,369	1,636	1,892	1,752	3,534
Real estate depreciation and amortization	102,537	105,802	105,937	105,339	104,909
Interest expense	29,295	31,954	30,678	31,104	33,170
Casualty-related (recoveries)/charges, net	(1,102)	205	1,629	-	(45)
General and administrative	13,256	11,826	10,835	13,844	17,993
Tax (benefit)/provision, net	(3,063)	94	(402)	(403)	(1,424)
(Income)/loss from unconsolidated entities	(35,945)	(15,285)	(325)	(679)	(1,052)
Interest income and other (income)/expense, net	(481)	(478)	(540)	(431)	(407)
Joint venture management and other fees	(2,927)	(2,997)	(2,618)	(2,858)	(3,253)
Other depreciation and amortization	1,458	1,526	1,486	1,553	1,899
(Gain)/loss on sale of real estate owned, net of tax	(200,466)	-	(7,315)	(3,070)	(172,635)
Net income/(loss) attributable to noncontrolling interests	22,129	2,510	1,618	1,211	14,963
Total consolidated NOI	$ 171,280	$ 170,356	$ 167,315	$ 164,134	$ 166,297

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

Nominal Cap Rate: When the term “cap rate” is used by most market participants, they are referring to a “nominal cap rate”. Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on his/her investment. Like bond yields, nominal cap rates move inversely with property values – when values rise, cap rates fall, and vice versa.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

Prop 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: a) a change in ownership, or b) completion of new construction.

QTD Same-Store (“SS”) Communities: The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust (REIT): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("CapEx"): The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Source: Company documents, NAREIT and Green Street Advisors.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

YTD Same-Store ("SS") Communities: The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2017 and first quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017			
	Low		High	
Forecasted net income per diluted share	$	0.31	$	0.36
Conversion from GAAP share count		(0.17)		(0.18)
Depreciation		1.69		1.69
Noncontrolling interests		(0.01)		(0.01)
Preferred dividends		0.01		0.01
Forecasted FFO per diluted share and unit	**$**	**1.83**	**$**	**1.87**
Disposition-related FFO		-		-
Acquisition-related and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related (recoveries)/charges		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**1.83**	**$**	**1.87**
Recurring capital expenditures		(0.15)		(0.15)
Forecasted AFFO per diluted share and unit	**$**	**1.68**	**$**	**1.72**

	1Q 2017			
	Low		High	
Forecasted net income per diluted share	$	0.08	$	0.09
Conversion from GAAP share count		(0.06)		(0.05)
Depreciation		0.42		0.42
Noncontrolling interests		-		-
Preferred dividends		-		-
Forecasted FFO per diluted share and unit	**$**	**0.44**	**$**	**0.46**
Disposition-related FFO		-		-
Acquisition-related and other costs		-		-
Cost associated with debt extinguishment		-		-
Casualty-related (recoveries)/charges		-		-
Forecasted FFO as Adjusted per diluted share and unit	**$**	**0.44**	**$**	**0.46**
Recurring capital expenditures		(0.02)		(0.02)
Forecasted AFFO per diluted share and unit	**$**	**0.42**	**$**	**0.44**

Certain statements in this brochure and the documents incorporated by reference herein contain forward-looking statements within the meaning of the United States securities laws. Words such as "expects," "anticipates," "intends," "plans," "likely," "will," "believes," "seeks," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. A discussion of these and other factors affecting our business and prospects is set forth under the caption "Item 1A. Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios	Quarter Ended December 31, 2016
Net income/(loss) attributable to UDR, Inc.	$ 237,617
Adjustments:	
Interest expense	29,295
Real estate depreciation and amortization	102,537
Real estate depreciation and amortization on unconsolidated joint ventures	13,055
Other depreciation and amortization	1,458
Noncontrolling interests	22,129
Income tax provision/(benefit)	(3,063)
EBITDA	$ 403,028
Net gain on the sale of depreciable real estate owned	(200,466)
Net gain on the sale of unconsolidated depreciable property	(36,385)
Long-term incentive plan transition costs	274
Acquisition-related costs/(fees)	152
Severance costs and other restructuring expense	871
Casualty-related (recoveries)/charges, net	(1,102)
Casualty-related (recoveries)/charges, including joint ventures, net	(251)
EBITDA - adjusted for non-recurring items	$ 166,121
Annualized EBITDA - adjusted for non-recurring items	$ 664,484
Interest expense	$ 29,295
Capitalized interest expense	4,361
Total interest	$ 33,656
Preferred dividends	$ 930
Total debt	$ 3,401,478
Cash	2,112
Net debt	$ 3,399,366
Interest Coverage Ratio - adjusted for non-recurring items	**4.9x**
Fixed Charge Coverage Ratio - adjusted for non-recurring items	**4.8x**
Net Debt-to-EBITDA - adjusted for non-recurring items	**5.1x**

Source: Company documents, NAREIT and Green Street Advisors.

In thousands, except per share and unit amounts	Three Months Ended December 31, 2016		Three Months Ended December 31, 2015		Twelve Months Ended December 31, 2016		Twelve Months Ended December 31, 2015	
Net income/(loss) attributable to common stockholders	$	236,687	$	161,270	$	289,001	$	336,661
Real estate depreciation and amortization		102,537		104,909		419,615		374,598
Noncontrolling interests		22,129		14,963		27,662		16,776
Real estate depreciation and amortization on unconsolidated joint ventures		13,055		9,389		47,832		38,652
Net gain on the sale of unconsolidated depreciable property		(36,385)		(372)		(47,848)		(59,445)
Net gain on the sale of depreciable real estate owned		(200,466)		(172,635)		(209,166)		(251,677)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$	137,557	$	117,524	$	527,096	$	455,565
Distributions to preferred stockholders - Series E (Convertible) (1)		930		930		3,717		3,722
FFO attributable to common stockholders and unitholders, diluted	$	138,487	$	118,454	$	530,813	$	459,287
FFO per common share and unit, basic	$	0.47	$	0.41	$	1.81	$	1.68
FFO per common share and unit, diluted	$	0.47	$	0.41	$	1.80	$	1.66
Weighted average number of common shares and OP/DownREIT Units outstanding - basic		291,471		285,144		290,516		271,616
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted		296,524		290,422		295,469		276,699
Impact of adjustments to FFO:								
Acquisition-related costs/(fees)	$	152	$	1,433	$	213	$	2,126
Acquisition-related costs/(fees) on unconsolidated joint ventures		-		-		-		1,460
Cost/(benefit) associated with debt extinguishment and other		-		-		1,729		-
Texas Joint Venture promote and disposition fee income		-		(372)		-		(10,005)
Long-term incentive plan transition costs		274		884		898		3,537
Net gain on the sale of non-depreciable real estate owned		-		-		(1,685)		-
Legal claims, net of tax		-		705		(480)		705
Net loss on sale of unconsolidated land		-		-		1,016		-
Severance costs and other restructuring expense		871		-		871		-
Tax benefit associated with the conversion of certain TRS entities into REITs (2)		(2,436)		-		(2,436)		-
Casualty-related (recoveries)/charges, net		(1,102)		(45)		732		2,335
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net (3)		(251)		2,218		(3,752)		2,474
	$	(2,492)	$	4,823	$	(2,894)	$	2,632
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$	135,995	$	123,277	$	527,919	$	461,919
FFO as Adjusted per common share and unit, diluted	$	0.46	$	0.42	$	1.79	$	1.67
Recurring capital expenditures		(15,974)		(14,419)		(47,257)		(45,467)
AFFO attributable to common stockholders and unitholders	$	120,021	$	108,858	$	480,662	$	416,452
AFFO per common share and unit, diluted	$	0.40	$	0.37	$	1.63	$	1.51

See pages A-1 through A-11 for definitions and other terms.

(1) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred shareholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(2) During 4Q16, the Company recognized a one-time tax benefit of $2.4 million related to the conversion of certain taxable REIT subsidiary entities into REITs.

(3) Casualty-related (recoveries)/charges on unconsolidated joint ventures, net include casualty recoveries of $0.3 million and $3.8 million for the three and twelve months ended December 31, 2016 related to UDR's share of the 717 Olympic casualty, which is included in income/(loss) from unconsolidated entities in Attachment 1 of our fourth quarter supplemental package.

Source: Company documents, NAREIT and Green Street Advisors.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762